UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       March 14, 2007
Life Time Fitness, Inc.
(Exact name of Registrant as specified in its charter)

Minnesota	001-32230	41-1689746

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6442 City West Parkway
Eden Prairie, Minnesota		55344

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(952) 947-0000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Form of 2007 Key Executive Incentice Compensation Plan
Form of 2007 Restricted Stock Agreement (Executive) for 2004 Long-Term Incentive Plan

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2007 Key Executive Incentive Compensation Plan
     On March 14, 2007, the Compensation Committee of the Board of Directors of Life Time Fitness, Inc. (the “Company”) approved the 2007 Key Executive Incentive Compensation Plan (the “2007 Incentive Plan”) for each of the Company’s named executive officers who remains an executive officer of the Company. The form of 2007 Incentive Plan award is attached hereto as Exhibit 10.1 and incorporated herein by reference. The 2007 Incentive Plan provides for monthly payouts based on the Company’s earnings before taxes (EBT) for the year-to-date period (YTD) as compared against the Company’s 2007 financial plan. In addition, the 2007 Incentive Plan provides for an additional year-end payment based on the Company’s return on invested capital (ROIC) as compared to the Company’s 2007 financial plan. The payout formulas are described in more detail in the form of 2007 Incentive Plan award filed as an exhibit. The 2007 Incentive Plan award for each named executive officer specifies the Guaranteed Pay (salary) and Target Pay (salary plus incentive amount) for that named executive officer, which are listed below:

Named Executive Officer	Guaranteed Pay	Target Pay
Bahram Akradi Chairman of the Board of Directors, President and Chief Executive Officer	$938,000	$1,400,000
Michael J. Gerend Executive Vice President and Chief Operating Officer	$335,000	$500,000
Michael R. Robinson Executive Vice President and Chief Financial Officer	$335,000	$500,000
Eric J. Buss Executive Vice President, General Counsel and Secretary	$268,000	$400,000
Mark L. Zaebst Executive Vice President	$201,000	$300,000
2007 Restricted Stock Grants
     On March 14, 2007, the Compensation Committee also approved the issuance of restricted shares to each of the Company’s named executive officers. The form of 2007 Restricted Stock Agreement (Executive) is attached hereto as Exhibit 10.2 and incorporated herein by reference. The restricted shares vest as to 25% of the total number of shares on March 1st of each of 2008, 2009, 2010 and 2011, subject to accelerated vesting in certain circumstances. Notwithstanding the foregoing, the number of restricted shares vesting on each regular vesting date will be reduced pursuant to the sliding scale described below in the event that the Company does not achieve budgeted EBT. If the EBT hurdle is not achieved: (i) five percent (5%) of the restricted shares shall be forfeited; and (ii) additional five percent (5%) of the restricted shares shall be forfeited for each range by which the Company’s actual EBT for 2007 is less than 98.5% of the budgeted EBT for 2007, as follows: (i) 97.5% to 98.49%; (ii) 96.5% to 97.49%; (iii) 95.5% to 96.49%; (iv) 94.5% to 95.49%; and (v) so on; however, in no event will the number of forfeited restricted shares exceed 50% of the original number of restricted shares. The number of restricted shares granted to each named executive officer is: Bahram Akradi — 50,000; Michael J. Gerend — 10,000; Michael R. Robinson — 10,000; Eric J. Buss — 8,000; and Mark L. Zaebst — 5,000.

Item 9.01. Financial Statements and Exhibits.
     The following Exhibits are being filed herewith:
10.1	Form of 2007 Key Executive Incentive Compensation Plan.

10.2	Form of 2007 Restricted Stock Agreement (Executive) for 2004 Long-Term Incentive Plan with performance-based vesting component.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE TIME FITNESS, INC.
Date: March 20, 2007	By /s/ Eric J. Buss
Eric J. Buss
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Exhibit	Manner of Filing
10.1	Form of 2007 Key Executive Incentive Compensation Plan.	Filed Electronically
10.2	Form of 2007 Restricted Stock Agreement (Executive) for 2004 Long-Term Incentive Plan with performance-based vesting component.	Filed Electronically